AB Variable Products Series Fund, Inc.

AB Balanced Hedged Allocation Portfolio

Portfolio of Investments

March 31, 2024 (unaudited)

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES – 88.6%
Funds and Investment Trusts – 88.6%(a)
iShares Core MSCI EAFE ETF(b)		289,000	$21,449,580
iShares Core MSCI Emerging Markets ETF(b)		221,600	11,434,560
iShares Core S&P 500 ETF		99,650	52,388,994
iShares Core U.S. Aggregate Bond ETF		264,500	25,905,130
Vanguard Mid-Cap ETF(b)		24,350	6,084,091
Vanguard Real Estate ETF(b)		49,000	4,237,520
Vanguard Small-Cap ETF(b)		18,550	4,240,345
Vanguard Total Bond Market ETF		356,200	25,870,806

Total Investment Companies (cost $141,286,472)			151,611,026

	Notional Amount

PURCHASED OPTIONS - CALLS – 4.0%
Options on Equity Indices – 4.0%
S&P 500 Index Expiration: Dec 2025; Contracts: 18; Exercise Price: USD 4,500.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,100,000	2,171,520
S&P 500 Index Expiration: Dec 2025; Contracts: 19; Exercise Price: USD 4,700.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,930,000	1,870,645
S&P 500 Index Expiration: Dec 2025; Contracts: 9; Exercise Price: USD 4,800.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,320,000	850,320
S&P 500 Index Expiration: Dec 2025; Contracts: 6; Exercise Price: USD 4,600.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	2,760,000	677,730
S&P 500 Index Expiration: Dec 2025; Contracts: 8; Exercise Price: USD 5,000.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,000,000	642,200
S&P 500 Index Expiration: Dec 2025; Contracts: 7; Exercise Price: USD 4,900.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	3,430,000	610,960

Total Purchased Options - Calls (premiums paid $3,439,167)			6,823,375

	Principal Amount (000)

INFLATION-LINKED SECURITIES – 2.8%
United States – 2.8%
U.S. Treasury Inflation Index(d) (cost $5,447,483)	U.S.$	5,421	4,743,761

	Notional Amount		U.S. $ Value

PURCHASED OPTIONS - PUTS – 1.2%
Options on Equity Indices – 1.2%
S&P 500 Index Expiration: Dec 2025; Contracts: 42; Exercise Price: USD 4,600.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	19,320,000	$687,750
S&P 500 Index Expiration: Dec 2025; Contracts: 19; Exercise Price: USD 4,700.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,930,000	342,570
S&P 500 Index Expiration: Dec 2025; Contracts: 18; Exercise Price: USD 4,500.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,100,000	267,660
S&P 500 Index Expiration: Dec 2025; Contracts: 15; Exercise Price: USD 4,400.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	6,600,000	202,725
S&P 500 Index Expiration: Dec 2025; Contracts: 8; Exercise Price: USD 5,000.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,000,000	192,520
S&P 500 Index Expiration: Dec 2025; Contracts: 9; Exercise Price: USD 4,800.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,320,000	178,605
S&P 500 Index Expiration: Dec 2025; Contracts: 7; Exercise Price: USD 4,900.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	3,430,000	153,020

Total Purchased Options - Puts (premiums paid $4,311,219)			2,024,850

	Principal Amount (000)

CORPORATES - INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Services – 0.1%
Chicago Parking Meters LLC(e) (cost $200,000)	U.S.$	200	193,988

	Shares

COMMON STOCKS – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Gazprom PJSC(c) (e) (f)		31,460	0
LUKOIL PJSC(e) (f) (g)		790	0

			0

Materials – 0.0%
Metals & Mining – 0.0%
MMC Norilsk Nickel PJSC (ADR)(c) (e) (f)		2,540	0

Company	Shares	U.S. $ Value

Total Common Stocks (cost $272,698)		$0

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.21%(a) (h) (i) (cost $6,171,836)	6,171,836	6,171,836

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $161,128,875)		171,568,836

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.21%(a) (h) (i) (cost $4,566,850)	4,566,850	4,566,850

Total Investments – 103.0% (cost $165,695,725)(j)		176,135,686	(k)
Other assets less liabilities – (3.0)%		(5,158,729)

Net Assets – 100.0%		$170,976,957

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Index Futures	6	June 2024	643,770	$10,381
MSCI EAFE Futures	27	June 2024	3,182,085	10,204
MSCI Emerging Markets Futures	34	June 2024	1,783,300	5,695
S&P Mid 400 E-Mini Futures	3	June 2024	923,220	22,143
U.S. Long Bond (CBT) Futures	50	June 2024	6,021,875	67,100
U.S. T-Note 10 Yr (CBT) Futures	516	June 2024	57,171,188	269,229
Sold Contracts
S&P 500 E-Mini Futures	8	June 2024	2,123,400	(18,206)

				$366,546

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan.
(c)	Non-income producing security.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Fair valued by the Adviser.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
LUKOIL PJSC	06/29/2018	$61,154	$0	0.00%

(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.
(j)

As of March 31, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $18,117,886 and gross unrealized depreciation of investments was $(7,311,379), resulting in net unrealized appreciation of $10,806,507.

(k)

On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

AB Variable Products Series Fund, Inc.

AB Balanced Hedged Allocation Portfolio

March 31, 2024 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2024:

Investments in Securities:	Level 1	Level 2	Level 3		Total
Assets:
Investment Companies	$151,611,026	$—	$—		$151,611,026
Purchased Options - Calls	—	6,823,375	—		6,823,375
Inflation-Linked Securities	—	4,743,761	—		4,743,761
Purchased Options - Puts	—	2,024,850	—		2,024,850
Corporates - Investment Grade	—	193,988	—		193,988
Common Stocks	—	—	0	(a)	—
Short-Term Investments	6,171,836	—	—		6,171,836
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,566,850	—	—		4,566,850

Total Investments in Securities	162,349,712	13,785,974	0	(a)	176,135,686
Other Financial Instruments(b):
Assets:
Futures	384,752	—	—		384,752
Liabilities:
Futures	(18,206)	—	—		(18,206)

Total	$162,716,258	$13,785,974	$0	(a)	$176,502,232

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Portfolio’s transactions in AB mutual funds for the three months ended March 31, 2024 is as follows:

Portfolio	Market Value 12/31/2023 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2024 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,352	$8,307	$12,487	$6,172	$102
Government Money Market Portfolio*	6,202	112,484	114,119	4,567	126
Total	$16,554	$120,791	$126,606	$10,739	$228

*	Investments of cash collateral for securities lending transactions.